                                  EXHIBIT 10.4

                       ASSET PURCHASE AND ESCROW AGREEMENT

                       ASSET PURCHASE AND ESCROW AGREEMENT

AGREEMENT made as of this 30th day of December, 1998, between MARKETING DIRECT CONCEPTS, INC. a Nevada corporation with its principle offices located at 333 N. Rancho, Suite 900, Las Vegas, Nevada 89016, as seller ("Seller") and COURTLEIGH CAPITAL, INC. a Kansas corporation with its principle offices located at 400 N. Woodlawn, Suite 18, Wichita, Kansas 67208, as purchaser ("Purchaser"), and the LAW OFFICES OF MICHAEL G. QUINN ESQUIRE, as Escrow Agent ("Escrow Agent"). Witnesseth, that

         WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, certain assets of Seller's business and assume the liabilities related to those assets, subject to the conditions hereinafter set forth, including Escrow of common stock and cash until a closing occurs; and

         WHEREAS, the Seller, the Purchaser and the Escrow Agent desire to provide herein for the terms of such escrow, in addition to the asset sale, and the Escrow Agent is willing to act on the terms and subject to the conditions herein, the parties heretofore agree that:

         1.       SALE AND PURCHASE OF ASSETS.

                  (a) On the terms and subject to the conditions of this Agreement, Seller hereby agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller on the Closing Date, the assets of Seller's business and assume the liabilities related thereto (as set forth in Exhibit "A" hereof), valued for purpose of this transaction at the bid price of Purchaser's shares at January 20, 1999, as quoted on the Over the Counter-Bulletin Board for the issuance to Seller of 4,500,000 shares of the authorized by heretofore unissued common stock, without par value, of the Purchaser (the "CTLH") shares). The parties acknowledge that this sale of assets expressly excludes all remaining assets of Seller including but not limited to those listed in Exhibit "B" hereto. The Closing Date may be extended only by agreement of both parties, communicated to the Escrow Agent.

                  (b) Purchaser has represented to Seller that Purchaser will perform the following by the Closing Date, or any extension thereof, and the Seller's condition of sale is subject thereto: (i) convene a meeting of shareholders of Purchaser, which shall adopt by vote the following (a) a change of name of Purchaser to STOCKUP.COM,INC.; and (reverse the outstanding common stock of Purchaser to one (1) share for each thirteen (13) shares of common stock of outstanding ("Reverse Stock Split"); and (c) approve this Asset Purchase and Escrow Agreement.

                  (c) In the event that shareholders of Purchaser do not approve all of the items set forth in paragraph (b) hereof, this Agreement shall be null and void as between the parties hereto and the Escrow Agent shall return all escrowed items to the depositor thereof. Seller shall deposit with Escrow Agent cash in the amount of Seventy-Five Thousand and No/100 Dollars ($75,000) as its good faith deposit to fulfill the terms applicable to Seller hereunder.

                  (d) The Seller acknowledges that the CTLH shares have not been registered under the Securities Act of 1933, as amended (the "Act"), nor under any state securities laws, and are subject to any restrictions upon subsequent transfer thereof under the Act and applicable state securities laws. Seller acknowledges that ever certificate representing the CTLH shares shall bear a legend which substantially sets forth such restrictions upon transfer.

                  (e) The parties agree that there is no right of registration under the Act or any state securities laws granted hereby as it relates to the CTLH shares to be issued hereunder.

2.       RECORDS.

         Upon approval of the shareholders of Purchaser, as provided in paragraph 1(b) hereof, Purchaser's Board of Director and Officer will resign said office and by a duly authorized resolution prior to his resignation, appoint MICHAEL CALDERONE the President, Secretary-Treasurer and Director of the Purchaser. Simultaneously, Purchaser shall deliver to the Escrow Agent a copy of all Purchaser's records in Purchaser's possession, including correspondence and all papers relating to the business of Purchaser. Escrow Agent shall promptly

SELLER    /S/        PURCHASER  /S/          ESCROW AGENT   /S/          PAGE 1
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         deliver the Resolution and records to Seller at 333 N. Rancho, suite
         900, Las Vegas, Nevada 89106, by first-class mail, postage prepaid.

3.       ESCROW.

         The Seller shall deposit, via wire transfer, $75,000 to the bank account of the Escrow Agent immediately following the date of this Agreement. The CTLH shares shall be deposited with Escrow Agent upon the conclusion of a Special Shareholders Meeting and the approval of the agenda as set forth in paragraph 1(b) hereof. The Escrow Agent shall hold the $75,000 cash and the CTLH shares for safekeeping and disposition only pursuant to the terms hereof. The Escrow Agent shall hold Seventy-Five Thousand Dollars ($75,000.00) good faith deposit of Seller in a special bank account designated for such purpose without any obligation to invest the proceeds thereof.

4.       DISPOSITION OF ESCROWED ITEMS.

         Subject to the completion of the Agreement by the Closing Date (or any extension thereof), the Escrow Agent shall by first-class mail postage prepaid, promptly forward the CTLH shares to Seller, and deliver the $75,000 cash good faith deposit to Williamson & Associates.

         In the event that this Agreement is terminated, canceled, or otherwise not performed by Seller, then absent other directions from both parties in writing, the Escrow Agent shall return to each party their respective deposits. In such event, Purchaser shall be entitled to keep the Seventy-Five Thousand Dollars ($75,000) good faith deposit as liquidated damages for Seller's failure to complete the purchase but shall not have the remedy of specific performance or any other remedy.

5.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         The Purchaser represents and warrants to the Seller that as a result of this Agreement it will use its best efforts to (a) have this Agreement duly executed and authorized by all due corporate authority and will be binding upon Purchaser in accordance with its terms, subject however to approval of this Agreement and the other stated obligations of Purchaser for approval of its shareholders as stated herein; (b) at the closing, the CTLH shares will have been duly authorized by all requisite action of Purchaser and, when issued, will be validly issued, fully paid, and non-assessable, and (c) after due investigation, Purchaser is satisfied that the price to be paid for the CTLH shares is fair and reasonable.

6.       ADDITIONAL REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         - Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Kansas, and has the corporate power and authority to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of Purchaser, copies of which have been delivered to Seller, are complete and accurate, and the minute books of Purchaser, which will be delivered to Seller, contain a record which is complete and accurate in all material respects, of those meetings, and those corporate actions of the shareholders and Board of Directors of Purchaser.

         - Prior to the Closing Date, the aggregate number of shares which Purchaser is authorized to issue is 300,000,000 shares of common stock with no par value of which 3,025,297 shares of such common stock are currently issued and outstanding, fully paid and non-assessable. Purchaser has no outstanding options, warrants, or other rights to purchase or subscribe to or securities convertible into or exchangeable for any shares of capital stock.

         - Purchaser has delivered to Seller financial statements of Purchaser dated



SELLER    /S/        PURCHASER  /S/          ESCROW AGENT   /S/          PAGE 2
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


         October 31, 1996, October 31, 1997, September 30, 1998 and will deliver immediately upon completion, audited financial statements dated October 31, 1998. All such financial statements, herein sometimes called "Purchaser Financial Statements," are complete and correct in all material respects and, together with the notes of these financial statements, present fairly the financial position and results of operations of Purchaser for the periods indicated. All financial statements of Purchaser are prepared in accordance with generally accepted accounting principles.

         - Since the dates of the Purchaser Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise of Purchaser. Purchaser does not have any material liabilities or obligations, secured or unsecured.

        - There are no pending legal proceedings or regulatory proceedings involving Purchaser, and there are no legal proceedings or regulatory proceedings to the knowledge of Purchaser, threatened against Purchaser or affecting any of Purchaser's assets or properties. Purchaser is not in any material breach of violation of or default under any contract or instrument to which Purchaser is a party and no event has occurred with the lapse of time or action by a third party could result in a material breach or violation of or default by Purchaser under any contract or other instrument to which Purchaser is a party or by which Purchaser or any of its respective properties may be bound or affected, or under its Articles of Incorporation or Bylaws. There is no court or regulatory order pending applicable to Purchaser.

         - Purchaser shall not enter into or consummate any transactions prior to the Closing Date and will pay no dividend or increase the compensation of officers and will not enter into any Agreement or transaction, except as set forth in this Agreement.

         - Purchaser is not a party to any contract performable in the future.

7.       REPRESENTATIONS AND WARRANTIES OF THE SELLER.

         The Seller represents and warrants to the Purchaser that (a) it owns of record and beneficially the assets to be purchased as of the Closing Date, (b) that is has the full right, power, legal capacity and authority to enter into this Agreement and to sell and deliver the assets to the Purchaser and that all requisite corporate action of Seller have been complied with, (c) it is not insolvent; and (d) the liabilities to be assumed by Buyer are the sole liabilities of Seller.

         The Seller agrees that the transfer of the assets being purchased hereunder shall be made at the closing by deeds, bills of sale, assignments, or such other instruments of conveyance, transfer and assignment as shall be appropriate to carry out the purpose and intention of this Agreement and sufficient to convey, transfer and assign to Buyer good and marketable title to all of the assets being acquired hereunder, free and clear of all liens, claims and encumbrances of whatsoever kind or character, except as to such liens, if any, associated with the obligations and liabilities to be assumed by Buyer as set forth herein, with the prior written consent or approval by third parties or governmental authorities where required, and in such form as may be approved by counsel for Buyer.

8.       LEGAL OPINION.

         Buyer, at closing, will furnish Seller an opinion of its counsel to the effect that:

         (a) Buyer is duly organized, valid and existing in a good standing under the laws of the State of Kansas and has the authority to conduct its business, to enter into this Agreement, and in connection therewith has performed all acts required pursuant to the laws of Kansas in effecting this Agreement.

         (b) Buyer has the authority, pursuant to the corporate laws of the State of Kansas, to issue from its authorized unissued shares of Common Stock the CTLH shares.


SELLER    /S/        PURCHASER  /S/          ESCROW AGENT   /S/          PAGE 3
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



         (c) That such counsel has examined the representations and warranties of Purchaser hereunder and to his best knowledge the representations and warranties of Purchaser are true. In connection therewith, counsel may rely upon certificates of officers and directors of Purchaser; and

         (d) Such other opinions as counsel may be requested to issue and can issue based upon his review of any documents or instruments in connection therewith and associated only with the terms and transactions contemplated by this Agreement.

9.       INDEMNIFICATION.

         The Seller agrees to and does hereby indemnify the Buyer against and holds the Buyer harmless from any and all such liabilities, obligations, debts ,contracts, liens, encumbrances, or other commitments of whatsoever kind or character, and from any and all loss, cost or expense in connections therewith, arising directly or indirectly therefrom (including reasonable expenses and attorney fees in connection with investigation or defending the same) which Buyer may suffer or incur by reason of Seller's failure to pay, discharge or perform any of such liabilities, obligations or commitments, whether contingent, disputed, known or unknown, and of whatever kind or character, except as expressly assumed by Buyer as set forth herein. Similarly, Buyer shall indemnify Seller against and hold it harmless from any and all liability, costs or expenses (including reasonable expenses and attorney fees in connection with investigating or defending the same) which it may suffer or incur by reason of Buyer's failure to pay, discharge or perform any such liabilities or obligations of Seller which are expressly assumed by Buyer as set forth herein. In the event of any lawsuit, proceeding, action, claim or demand wherein the Seller shall seek indemnity from the Buyer or the Buyer shall seek indemnity from the Seller pursuant to this paragraph, the party to the indemnified will give the other party written notice of the commencement of any such lawsuit, proceedings, action, claim or demand and the indemnitor will be entitled to participate to the extent it may wish or assume the defense of such action with counsel satisfactory to the indemnitee.

10.      INVESTMENT BANKING FEES.

         The parties agree that WILLIAMSON & ASSOCIATES has acted as the investment banker for both parties in the consummation of this purchase and sale in connection with this Asset Purchase and Escrow Agreement. All fees and charges made by Williamson & Associates shall be paid by Seller at closing.

         Notwithstanding the provisions of paragraph 4 hereof, if Seller secures its obligation to Williamson & Associates with the CTLH shares, the parties agree to authorize the Escrow Agent to hold such shares in furtherance of the payment Agreement.

11. OTHER RIGHTS AND RESPONSIBILITIES OF THE ESCROW AGENT. The following provisions shall apply to the Escrow Agent in the course of performing hereunder:

         (a) STATUS OF ESCROW AGENT. The seller and Purchaser acknowledge and agree that, in acting hereunder, the Escrow Agent is acting as attorney to the Purchaser, and has advised it in relation to this transaction, but has not and is not acting as counsel to Seller, in regard to whom the Escrow Agent is acting solely as Escrow Agent hereunder.

         (b) DISCRETION OF THE ESCROW AGENT. In acting pursuant to this Agreement, the Escrow Agent shall be fully protected in every reasonable exercise of his discretion and shall have no obligation hereunder to any other party except as expressly set forth herein.

         (c) FEES AND EXPENSES OF THE ESCROW AGENT. The Escrow Agent shall charge a reasonable fee for this escrow services, which will cover all normal and reasonable expenses of the escrow. If the sale of the CTLH shares is consummated, such fees and expenses shall be paid by Purchaser, and delivery of the CTLH shares to Seller shall not be held up for any failure of Purchaser to make such payment.

SELLER    /S/        PURCHASER  /S/          ESCROW AGENT   /S/          PAGE 4
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                  If the sale of the CTLH shares is not consummated, however, his fees and expenses hall be paid by Seller, in an amount not to exceed $1,000.

         (d) LIABILITY OF THE ESCROW AGENT. In performing any of this duties hereunder, the Escrow Agent shall not incur any liability to anyone for any damages, losses or expenses, except for willful default or negligence and he shall, accordingly not incur any such liability with respect to any action taken or omitted in good faith or taken or omitted in reliance upon any instrument, including written advices provided for herein, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

         (e) INFORMATION AND INDEMNITY. The Purchaser and Seller agree to provide to the Escrow Agent all information necessary to facilitate the administration of this Agreement, and the Escrow Agent may rely upon any representation so made. The Purchaser and Seller hereby agree to indemnify and hold harmless the Escrow Agent against any and all claims, losses, damages, liabilities, costs and expenses, including reasonable costs of investigation and counsel fees and disbursements, which may be imposed upon the Escrow Agent or incurred by the Escrow Agent in connection with his acceptance of appointment of Escrow Agent hereunder or the performance of his duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof. However, such indemnity shall not include acts or omissions to act of the Escrow Agent which involve gross negligence or willful misconduct.

         (f) INTERPLEADER. If at any time a dispute arises as to the duties of the Escrow Agent or the terms hereof, the Escrow Agent may deposit the escrowed items with the Clerk of the District Court of Sedgwick County, Kansas, and may interplead the other parties hereto. Upon so depositing the escrowed items and filing its complaint in interpleader, the Escrow Agent shall be completely discharged and released from all further liability or responsibility hereunder. The parties hereto, for themselves, their heirs, successors, assigns and legal representatives, do hereby submit themselves to the jurisdiction of said Court and do hereby appoint the Clerk of the said Court as their agent for services of all process in connection with any such proceedings.

         (g) NOTICES: ORDERS OF COURT, ETC. The Escrow Agent hereby is expressly authorized and directed to disregard any and all notices or warnings not specifically called for in or permitted by this Agreement, or by any other person or entity not party to this Agreement, excepting only orders or process of Court, and is hereby expressly authorized to comply with and obey any and all orders, judgments or decrees of any Court, and in case the Escrow Agent obeys or complies with any such order, judgment, or decree of any Court, he shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding that any such order, judgment, or decree may be subsequently reversed, modified, annulled, set aside or vacated, or found to have been entered without jurisdiction.

12. NOTICES TO PARTIES. All notices, demands or requests required or authorized hereunder shall (except as otherwise provided above) be deemed given sufficiently if in writing and sent by registered mail or certified mail, return receipt requested and postage prepaid, by telefax transmission, telegram or cable, or by overnight air courier service to, the parties.

13. MISCELLANEOUS. All representations and warranties made herein by the Seller and Purchaser shall survive the consummation of this Agreement. This Agreement shall bind the parties, their respective successors, assign, heirs, and legal representatives. No party may assign his, her or its rights or obligations hereunder without the prior written consent of all other parties. This Agreement constitutes the entire Agreement between the parties and may not be modified or canceled except in writing signed by all parties hereto. This Agreement shall be governed by and construed in accordance with the laws of Kansas. This Agreement may be executed at different times and places, in counterparts and shall be effective as of the date first above written. Any party


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         may rely upon a copy of this Agreement received by telefax (telephone facsimile) transmission and bearing another party's signature as having been signed by such other party, and a copy of this Agreement received by telefax and signed by or on behalf of a party shall have been validly executed to the same extent as if an original copy had been executed.

14. CLOSING DATE. The Closing of this Agreement will occur on the ___ day of January, 1999, unless extended by the parties hereto, at 11 o'clock, A.M., Central Standard Time at the offices of the Purchaser.


                                 SIGNATURE PAGE
                                       TO
                       ASSET PURCHASE AND ESCROW AGREEMENT


         IN WITNESS WHEREOF, the Purchaser, seller and Escrow Agent have duly executed this Agreement and initialed every preceding page hereof, effective as of the date first above written.

PURCHASER: COURTLEIGH CAPITAL, INC.



/s/    Jeffrey N. Young
--------------------------------------------
Jeffrey N. Young, President


SELLER: MARKETING DIRECT CONCEPTS, INC.



/s/ Michael Calderone
--------------------------------------------
Michael Calderone, President


ESCROW AGENT: LAW OFFICES OF MICHAEL G. QUINN, ESQUIRE



/s/ Michael G. Quinn
--------------------------------------------
Michael G. Quinn, Esquire



SELLER    /S/        PURCHASER  /S/          ESCROW AGENT   /S/          PAGE 6
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



                                   EXHIBIT "A"

                             ASSETS TO BE PURCHASED

1997 Equipment             $48,807.08
1998 Equipment             $179,111
1999 Equipment             $254,006.75
Furniture & Fixture        $75,049
1999 Office Max            $898.74
---------------            -------
                           $557,872.57
                           ------------
                           ------------

                                   EXHIBIT "B"

                                 EXCLUDED ASSETS

Shares Held by Seller
         Innovacom, Inc.                                      250,000 shares
         Visual Telephone of New Jersey, Inc.                 250,000 shares
         China Resources Development, Inc.                    150,000 shares
         Semiconductor Laser International, Inc.              40,000 shares
         Diversifax, Inc.                                     150,000 warrants
         SafTLock                                             100,000 shares
         American Eco                                         25,000 shares